UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2013

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UNITED AIRLINES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-10323	74-2099724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

233 S. Wacker Drive, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(312) 997-8000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 15, 2013, United Airlines, Inc. (the “Company”),Wilmington Trust, National Association, as subordination agent and pass through trustee (the “Trustee”) under certain pass through trusts newly formed by the Company, U.S. Bank National Association, as escrow agent under the Escrow Agreements (as defined below), and Wilmington Trust, National Association, as paying agent (“Paying Agent”) under the Escrow Agreements, entered into the Note Purchase Agreement, dated as of August 15, 2013 (the “Note Purchase Agreement”).  The Note Purchase Agreement provides for the future issuance by the Company of equipment notes (the “Equipment Notes”) in the aggregate principal amount of $929,351,000 to finance 21 new Boeing aircraft selected from among 28 new Boeing aircraft scheduled for delivery from October 2013 through June 2014 (collectively, such new aircraft to be financed, the “Aircraft”).  Pursuant to the Note Purchase Agreement, upon the financing of each Aircraft, the Trustee will purchase Equipment Notes issued under a trust indenture and mortgage (each, an “Indenture” and, collectively, the “Indentures”) with respect to such Aircraft to be entered into by the Company and Wilmington Trust, National Association, as mortgagee.

Each Indenture contemplates the issuance of Equipment Notes in two series:  Series A, bearing interest at the rate of 4.300% per annum, and Series B, bearing interest at the rate of 5.375% per annum, in aggregate principal amounts (once all the Equipment Notes have been issued) equal to $720,315,000 and $209,036,000, respectively.  The Equipment Notes will be purchased by the Trustee, using the proceeds from the sale of Pass Through Certificates, Series 2013-1A, and Pass Through Certificates, Series 2013-1B (collectively, the “Certificates” and each series of the Certificates, a “Class”) issued by two pass through trusts newly-formed by the Company to facilitate the financing of the Aircraft.

Pending the purchase of the Equipment Notes, the proceeds from the sale of the Certificates of each Class were placed in escrow by the Trustee pursuant to an Escrow and Paying Agent Agreement, dated as of August 15, 2013, among U.S. Bank National Association, as escrow agent, Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. LLC, for themselves and on behalf of the several underwriters of the Certificates, and Wilmington Trust, National Association, as Trustee and Paying Agent, corresponding to such Class (each, an “Escrow Agreement” and, collectively, the “Escrow Agreements”).  The escrowed funds were deposited with Natixis, acting through its New York Branch, under a separate deposit agreement for each Class of Certificates, each dated as of August 15, 2013, between U.S. Bank National Association, as escrow agent, and Natixis, acting through its New York Branch, as depositary.

The interest on the Equipment Notes and the escrowed funds is payable semi-annually on each February 15 and August 15, beginning on February 15, 2014.  The principal payments on the Equipment Notes are scheduled on February 15 and August 15 of each year, beginning on February 15, 2015.  The final payments will be due on August 15, 2025, in the case of the Series A Equipment Notes, and August 15, 2021, in the case of the Series B Equipment Notes.  Maturity of the Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by the Company (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving the Company.  The Equipment

Notes issued with respect to each Aircraft will be secured by a lien on such Aircraft and will also be cross-collateralized by the other Aircraft financed pursuant to the Note Purchase Agreement.

The Certificates were registered for offer and sale pursuant to the Securities Act of 1933, as amended (the “Securities Act”), under the Company’s automatic shelf registration statement on Form S-3 (File No. 333-181014) (the “Registration Statement”).  The foregoing description of these agreements and instruments is qualified in its entirety by reference to these agreements and instruments, copies of which are filed herewith as exhibits and are incorporated by reference herein.  For a more detailed description of the agreements and instruments entered into by the Company with respect to the Certificates, see the disclosure under the captions “Description of the Certificates”, “Description of the Deposit Agreements”, “Description of the Escrow Agreements”, “Description of the Liquidity Facilities”, “Description of the Intercreditor Agreement”, “Description of the Equipment Notes” and “Underwriting” contained in the Company’s final Prospectus Supplement, dated August 1, 2013 (the “Prospectus Supplement”), to the Prospectus, dated April 27, 2012, filed with the Securities and Exchange Commission on August 2, 2013 pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated herein by reference.

Item 2.03. Creation of Direct Financial Obligation.

See Item 1.01.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.  The documents listed as exhibits below are filed as exhibits with reference to the Registration Statement.  The Registration Statement and the final Prospectus Supplement, dated August 1, 2013, to the Prospectus, dated April 27, 2012, relate to the offering of the Certificates.

1.1
Underwriting Agreement, dated August 1, 2013, among the underwriters named therein, acting through their representatives Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. LLC, Natixis, acting through its New York Branch, as depositary, and United Airlines, Inc.

4.1
Trust Supplement No. 2013-1A-O, dated as of August 15, 2013, between Wilmington Trust, National Association, as trustee, and United Airlines, Inc., to Pass Through Trust Agreement, dated as of October 3, 2012

4.2
Trust Supplement No. 2013-1A-S, dated as of August 15, 2013, between Wilmington Trust, National Association, as trustee, and United Airlines, Inc., to Pass Through Trust Agreement, dated as of October 3, 2012

4.3
Trust Supplement No. 2013-1B-O, dated as of August 15, 2013, between Wilmington Trust, National Association, as trustee, and United Airlines, Inc., to Pass Through Trust Agreement, dated as of October 3, 2012

4.4
Trust Supplement No. 2013-1B-S, dated as of August 15, 2013, between Wilmington Trust, National Association, as trustee, and United Airlines, Inc., to Pass Through Trust Agreement, dated as of October 3, 2012

4.5
Revolving Credit Agreement (2013-1A), dated as of August 15, 2013, between Wilmington Trust, National Association, as subordination agent, as agent and trustee, and as borrower, and Natixis, acting through its New York Branch, as liquidity provider

4.6
Revolving Credit Agreement (2013-1B), dated as of August 15, 2013, between Wilmington Trust, National Association, as subordination agent, as agent and trustee, and as borrower, and Natixis, acting through its New York Branch, as liquidity provider

4.7
Intercreditor Agreement, dated as of August 15, 2013, among Wilmington Trust, National Association, as trustee, Natixis, acting through its New York Branch, as liquidity provider, and Wilmington Trust, National Association, as subordination agent and trustee

4.8	Deposit Agreement (Class A), dated as of August 15, 2013, between U.S. Bank National Association, as escrow agent, and Natixis, acting through its New York Branch, as depositary

4.9	Deposit Agreement (Class B), dated as of August 15, 2013, between U.S. Bank National Association, as escrow agent, and Natixis, acting through its New York Branch, as depositary

4.10
Escrow and Paying Agent Agreement (Class A), dated as of August 15, 2013 among U.S. Bank National Association, as escrow agent, Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. LLC, for themselves and on behalf of the several Underwriters of the Certificates, Wilmington Trust, National Association, as trustee, and Wilmington Trust, National Association, as paying agent

4.11
Escrow and Paying Agent Agreement (Class B), dated as of August 15, 2013 among U.S. Bank National Association, as escrow agent, Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. LLC, for themselves and on behalf of the several Underwriters of the Certificates, Wilmington Trust, National Association, as trustee, and Wilmington Trust, National Association, as paying agent

4.12
Note Purchase Agreement, dated as of August 15, 2013, among United Airlines, Inc., Wilmington Trust, National Association, as trustee, Wilmington Trust, National Association, as subordination agent, U.S. Bank National Association, as escrow agent, and Wilmington Trust, National Association, as paying agent

4.13
Form of Participation Agreement (Participation Agreement between United Airlines, Inc. and Wilmington Trust, National Association, as mortgagee, subordination agent and trustee) (Exhibit B to Note Purchase Agreement)

4.14	Form of Indenture (Trust Indenture and Mortgage between United Airlines, Inc. and Wilmington Trust, National Association, as mortgagee) (Exhibit C to Note Purchase Agreement)

4.15	Form of United Airlines Pass Through Certificate, Series 2013-1A-O (included in Exhibit 4.1)

4.16	Form of United Airlines Pass Through Certificate, Series 2013-1B-O (included in Exhibit 4.3)

23.1	Consent of Aircraft Information Services, Inc., dated August 1, 2013

23.2	Consent of BK Associates, Inc., dated August 1, 2013

23.3	Consent of Morten Beyer & Agnew, Inc., dated August 1, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, United Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AIRLINES, INC.

Date: August 21, 2013	By	/s/ Christopher Kenny
Christopher Kenny
Vice President & Controller

EXHIBIT INDEX

1.1
Underwriting Agreement, dated August 1, 2013, among the underwriters named therein, acting through their representatives Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. LLC, Natixis, acting through its New York Branch, as depositary, and United Airlines, Inc.

4.1
Trust Supplement No. 2013-1A-O, dated as of August 15, 2013, between Wilmington Trust, National Association, as trustee, and United Airlines, Inc., to Pass Through Trust Agreement, dated as of October 3, 2012

4.2
Trust Supplement No. 2013-1A-S, dated as of August 15, 2013, between Wilmington Trust, National Association, as trustee, and United Airlines, Inc., to Pass Through Trust Agreement, dated as of October 3, 2012

4.3
Trust Supplement No. 2013-1B-O, dated as of August 15, 2013, between Wilmington Trust, National Association, as trustee, and United Airlines, Inc., to Pass Through Trust Agreement, dated as of October 3, 2012

4.4
Trust Supplement No. 2013-1B-S, dated as of August 15, 2013, between Wilmington Trust, National Association, as trustee, and United Airlines, Inc., to Pass Through Trust Agreement, dated as of October 3, 2012

4.5
Revolving Credit Agreement (2013-1A), dated as of August 15, 2013, between Wilmington Trust, National Association, as subordination agent, as agent and trustee, and as borrower, and Natixis, acting through its New York Branch, as liquidity provider

4.6
Revolving Credit Agreement (2013-1B), dated as of August 15, 2013, between Wilmington Trust, National Association, as subordination agent, as agent and trustee, and as borrower, and Natixis, acting through its New York Branch, as liquidity provider

4.7
Intercreditor Agreement, dated as of August 15, 2013, among Wilmington Trust, National Association, as trustee, Natixis, acting through its New York Branch, as liquidity provider, and Wilmington Trust, National Association, as subordination agent and trustee

4.8	Deposit Agreement (Class A), dated as of August 15, 2013, between U.S. Bank National Association, as escrow agent, and Natixis, acting through its New York Branch, as depositary

4.9	Deposit Agreement (Class B), dated as of August 15, 2013, between U.S. Bank National Association, as escrow agent, and Natixis, acting through its New York Branch, as depositary

4.10	Escrow and Paying Agent Agreement (Class A), dated as of August 15, 2013 among U.S. Bank National Association, as escrow agent, Credit

Suisse Securities (USA) LLC and Morgan Stanley & Co. LLC, for themselves and on behalf of the several Underwriters of the Certificates, Wilmington Trust, National Association, as trustee, and Wilmington Trust, National Association, as paying agent

4.11
Escrow and Paying Agent Agreement (Class B), dated as of August 15, 2013 among U.S. Bank National Association, as escrow agent, Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. LLC, for themselves and on behalf of the several Underwriters of the Certificates, Wilmington Trust, National Association, as trustee, and Wilmington Trust, National Association, as paying agent

4.12
Note Purchase Agreement, dated as of August 15, 2013, among United Airlines, Inc., Wilmington Trust, National Association, as trustee, Wilmington Trust, National Association, as subordination agent, U.S. Bank National Association, as escrow agent, and Wilmington Trust, National Association, as paying agent

4.13
Form of Participation Agreement (Participation Agreement between United Airlines, Inc. and Wilmington Trust, National Association, as mortgagee, subordination agent and trustee) (Exhibit B to Note Purchase Agreement)

4.14	Form of Indenture (Trust Indenture and Mortgage between United Airlines, Inc. and Wilmington Trust, National Association, as mortgagee) (Exhibit C to Note Purchase Agreement)

4.15	Form of United Airlines Pass Through Certificate, Series 2013-1A-O (included in Exhibit 4.1)

4.16	Form of United Airlines Pass Through Certificate, Series 2013-1B-O (included in Exhibit 4.3)

23.1	Consent of Aircraft Information Services, Inc., dated August 1, 2013

23.2	Consent of BK Associates, Inc., dated August 1, 2013

23.3	Consent of Morten Beyer & Agnew, Inc., dated August 1, 2013